UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 10, 2009

Date of Earliest Event Reported: November 9, 2009

Sauer-Danfoss Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14097	36-3482074
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

2800 E. 13th Street, Ames, Iowa	50010
(Address of principal executive offices)	(U.S. Zip Code)

Registrant’s telephone number, including area code: (515) 239-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 9, 2009, Frederik Lotz announced his resignation as a director of Sauer-Danfoss Inc. (the “Company”).  At a special meeting of the Company’s Board of Directors held on November 9, 2009, the Board approved the appointment of Per Have to the Board to fill the vacancy left by Mr. Lotz’s resignation.  Mr. Lotz’s resignation and Mr. Have’s election were each effective on November 9, 2009.  Mr. Have is the Chief Financial Officer of Danfoss A/S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAUER-DANFOSS INC.

DATE: November 10, 2009

By:	/s/ Kenneth D. McCuskey
Name:	Kenneth D. McCuskey
Title:	Vice President and Chief Accounting Officer